UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 21, 2007 (February 15, 2007)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-22217 (Commission File Number)	62-1493316 (I.R.S. Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 Form of Non-Qualified Stock Option Agreement
Ex-99.2 Employee Form of Restricted Share Award Agreement
Ex-99.3 Non-Employee Director Form of Restricted Share Award Agreement

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 15, 2007, AmSurg Corp. (the “Company”) granted options to purchase shares of the Company’s common stock, no par value per share (the “Common Stock”), to certain employees of the Company, including the Company’s executive officers. The Company granted options to purchase shares of Common Stock to the Company’s executive officers as follows:

Name	Number of Shares
Ken P. McDonald	93,433
Claire M. Gulmi	48,380
David L. Manning	48,380
Frank J. Coll	43,914
Royce D. Harrell	19,133
     The options, which vest with respect to all shares on the fourth anniversary of the date of grant, have an exercise price of $22.84 per share, the closing price of the Common Stock on the Nasdaq Global Select Market on the date of grant, and expire on the tenth anniversary of the date of grant. The options were awarded pursuant to the Company’s 2006 Stock Incentive Plan (the “Plan”), and vest and become exercisable upon the occurrence of a change of control, as that term is defined in the Plan.
     Each executive officer’s option award agreement contains provisions dealing with, among other things, (i) the effect on the award of the termination of the executive officer’s employment with the Company, (ii) the transferability of the option, and (iii) the manner in which the executive officer can exercise the option. The Form of the Non-Qualified Stock Option Agreement for options granted pursuant to the Plan to the Company’s executive officers is attached hereto as Exhibit 99.1.
     The Form of Restricted Share Award Agreement for restricted stock awards to be issued pursuant to the Plan to employees of the Company is attached hereto as Exhibit 99.2. The Form of Restricted Share Award Agreement for awards to be issued pursuant to the Plan to non-employee directors of the Company is attached hereto as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit 99.1 — Form of Non-Qualified Stock Option Agreement for Executive Officers
Exhibit 99.2 — Form of Restricted Share Award Agreement for Employees
Exhibit 99.3 — Form of Restricted Share Award Agreement for Non-Employee Directors

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President, Chief Financial Officer and Secretary

Date: February 21, 2007

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Form of Non-Qualified Stock Option Agreement for Executive Officers
99.2	Form of Restricted Share Award Agreement for Employees
99.3	Form of Restricted Share Award Agreement for Non-Employee Directors